Exhibit 10.1

LPAC Corp.

2140 Lake Park Blvd.

Richardson, TX 75080-2254

As of December 15, 2014

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Securitization Group

1251 Avenue of the Americas, 12th Floor

New York, NY 10020-1104

PNC Bank, National Association

Three PNC Plaza, 4th Floor

225 Fifth Avenue

Pittsburgh, PA 15222-2707

The Investors party to the

RPA referred to below

Re: Revised Purchased Limits

Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 18, 2011 (as amended, restated, supplemented or otherwise modified, the “RPA”), among LPAC CORP., a Delaware corporation ( the “Company”), as seller, LENNOX INDUSTRIES INC., a Delaware corporation (“Lennox”), as master servicer thereunder (in such capacity, the “Master Servicer”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Purchaser, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Investors (in such capacity, the “Administrative Agent”), the purchaser agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”) and a BTMU Liquidity Bank and PNC BANK, NATIONAL ASSOCIATION, as the purchaser agent for the PNC Purchaser Group (in such capacity, the “PNC Purchaser Agent”) and a PNC Liquidity Bank. Capitalized terms used and not otherwise defined in this letter agreement shall have the meanings given to such terms in the RPA.

The Company hereby requests, and by its execution below, each Agent and each Investor hereby agree, that, upon the execution of this letter by the parties hereto, each of the Purchase Limit, the BTMU Purchaser Group Limit and the PNC Purchaser Group Limits shall be amended so that each such amount for any period shall be the respective corresponding amount for such period set forth below:

Period	Purchase Limit	BTMU Purchaser Group Limit	PNC Purchaser Group Limit
Reporting Date in February until the date preceding the Reporting Date in March	$180,000,000	$90,000,000	$90,000,000
Reporting Date in March until the date preceding the Reporting Date in April	$180,000,000	$90,000,000	$90,000,000
Reporting Date in April until the date preceding the Reporting Date in May	$220,000,000	$110,000,000	$110,000,000
Reporting Date in May until the date preceding the Reporting Date in June	$220,000,000	$110,000,000	$110,000,000
Reporting Date in June until the date preceding the Reporting Date in July	$220,000,000	$110,000,000	$110,000,000

Period	Purchase Limit	BTMU Purchaser Group Limit	PNC Purchaser Group Limit
Reporting Date in July until the date preceding the Reporting Date in August	$220,000,000	$110,000,000	$110,000,000
Reporting Date in August until the date preceding the Reporting Date in September	$220,000,000	$110,000,000	$110,000,000
Reporting Date in September until the date preceding the Reporting Date in October	$220,000,000	$110,000,000	$110,000,000
Reporting Date in October until the date preceding the Reporting Date in November	$220,000,000	$110,000,000	$110,000,000
Reporting Date in November until the date preceding the Reporting Date in December	$220,000,000	$110,000,000	$110,000,000
Reporting Date in December until the date preceding the Reporting Date in January	$220,000,000	$110,000,000	$110,000,000
Reporting Date in January until the date preceding the Reporting Date in February	$180,000,000	$90,000,000	$90,000,000

This letter agreement shall be a Transaction Document under the RPA. Each reference in the RPA to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the RPA, shall mean the RPA as amended hereby, and as hereafter amended or restated. Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. The Company agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this letter agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

Lennox International hereby consents to the amendments to the RPA contained herein and hereby affirms and agrees that the Assurance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. On and after the date hereof, each reference in the Assurance Agreement to the RPA, “thereunder”, “thereof” or words of like import with respect to the RPA shall mean and be a reference to the RPA as amended hereby, and as hereafter amended or restated

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Letter may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter by facsimile or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of a signature page of this Letter.

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Sincerely,

LPAC CORP., as Company

By:	/s/ Rick Pelini
Name: Rick Pelini
Title: President, Treasurer

AGREED AND CONSENTED TO:

LENNOX INDUSTRIES INC., as Master Servicer

By:	Rick Pelini
Name: Rick Pelini
Title: Vice President, Treasurer

LENNOX INTERNATIONAL INC. (solely for Purposes of the penultimate paragraph hereof)

By:	Rick Pelini
Name: Rick Pelini
Title: Vice President, Treasurer

AGREED AND CONSENTED TO:

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By:	David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as Administrative Agent

By:	Devang Sodha
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as BTMU Purchaser Agent

By:	Devang Sodha
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Liquidity Bank

By:	Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

AGREED AND CONSENTED TO:

PNC BANK, NATIONAL ASSOCIATION, as PNC Purchaser Agent

By:	/s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Liquidity Bank

By:	/s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President